SUPPLEMENT DATED MAY 25, 2005

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY and FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective immediately, the section entitled "Optional Death Benefit Rider" in each of the above prospectuses is deleted in its entirety and replaced with the following disclosure:

Optional Death Benefit Rider

You may enhance the basic death benefit by electing an optional death benefit rider known as the Maximum Anniversary Account Value Rider (''MAV''). You must make your election before the date on which your Contract becomes effective. You will pay a charge for the optional death benefit rider. (For a description of the charge, see ''Charges for Optional Death Benefit Rider.'') The rider is available only if you are younger than 80 on the Contract Date. The optional death benefit rider election may not be changed after your Contract is issued. The death benefit under the optional death benefit rider will be adjusted for all partial withdrawals as described in the Prospectus under the heading ''Calculating the Death Benefit.''

Under the MAV rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit, above, or

o

your highest Account Value on any Contract Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.